UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2009
SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34037	75-2379388
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

601 Poydras St., Suite 2400, New Orleans, Louisiana	70130
(Address of principal executive offices)	(Zip Code)
(504) 587-7374
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
              (e)   On March 13, 2009, Mr. Hall, the Chief Executive Officer of Superior Energy Services, Inc., reported to the Company’s Board of Directors that the senior executives of the Company, including the named executive officers, had volunteered to reduce their annual base salaries by 10% to 15% beginning in the current pay period and continuing indefinitely in response to current economic conditions and as part of cost cutting measures being implemented by the Company. The reduction in the base salary of each named executive officer is reflected in the table below:

		Prior Salary
		(effective	Reduced
Named Executive Officer	Title	Jan 1, 2009)	Salary
Terence E. Hall	Chairman, Chief Executive Officer	$825,000	$701,250
Kenneth Blanchard	Chief Operating Officer, President	$490,000	$431,200
Robert S. Taylor	Chief Financial Officer, Executive Vice President, Treasurer	$400,000	$360,000
Alan P. Bernard	Senior Executive Vice President	$365,000	$328,500

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.
By:	/s/ Robert S. Taylor
Robert S. Taylor
Chief Financial Officer

Dated: March 17, 2009